                                 GABELLI FUNDS
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                 1-800-422-3554
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM

                               BOARD OF DIRECTORS

Felix J. Christiana                Thomas E. O'Connor
Former Senior Vice President       Consultant
Dollar Dry Dock Savings Bank       Gabelli Fixed Income LLC

Anthony J. Colavita                Karl Otto Pohl
Attorney-at-Law                    Former President
Anthony J. Colavita, P.C.          Deutsche Bundesbank

Richard N. Daniel                  Anthony R. Pustorino
Former Chairman and                Certified Public Accountant
Chief Executive Officer            Professor, Pace University
Handy & Harman

Mary E. Hauck                      Werner J. Roeder, MD
(Retired) Senior Portfolio         Director of Surgery
Manager                            Lawrence Hospital
Gabelli-O'Connor Fixed Income
Mutual Fund Management Co.

Robert C. Kolodny, MD              Anthonie C. van Ekris
Physician, author and lecturer     Managing Director
General Partner of KBS             BALMAC International, Inc.
Partnership

                                QUESTIONS?
                            Call 1-800-GABELLI

      GABELLI
      CASH
      MANAGEMENT
      SHARES
                                OF THE TREASURER'S FUND
                                   PROSPECTUS
                                  MAY 10, 1999
   - U.S. TREASURY MONEY MARKET PORTFOLIO

   - DOMESTIC PRIME MONEY MARKET PORTFOLIO

   - TAX EXEMPT MONEY MARKET PORTFOLIO
   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    TABLE OF CONTENTS

                                           RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this important              3-5
section, which summarizes each
Portfolio's investments, risks,
past performance, and fees.

                                           INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Review this section for                     6-10
information on investment
strategies and their risks.

                                           FUND MANAGEMENT

Review this section for details               11  The Investment Adviser
on the people and organizations               11  The Distributor
who oversee the Portfolios.

                                           SHAREHOLDER INFORMATION

Review this section for details               12  Purchasing Shares
on how shares are valued, how                 13  Selling Shares
to purchase, sell and exchange                13  General Policies on Selling Shares
shares, related charges and                   15  Exchanging Shares
payments of dividends and                     15  Pricing of Fund Shares
distributions.                                15  Dividends, Distributions and Taxes
                                              16  Distribution Arrangements

                                           FINANCIAL HIGHLIGHTS

                                              17  Financial Highlights

                                           BACK COVER

                                                  Where to learn more about this Fund

   RISK/RETURN SUMMARY AND FUND EXPENSES

                            RISK/RETURN SUMMARY OF THE MONEY MARKET PORTFOLIOS

    INVESTMENT OBJECTIVES             The Portfolios seek to maximize current income, and to
                                      maintain liquidity and a stable net asset value of $1.00 per share.

    PRINCIPAL                         The Portfolios are "money market funds" that invest
    INVESTMENT STRATEGIES             primarily in short term investments.
                                      [ ] THE U.S. TREASURY MONEY MARKET PORTFOLIO will invest
                                      primarily in short term U.S. Treasury obligations.
                                      [ ] THE DOMESTIC PRIME MONEY MARKET PORTFOLIO will invest
                                      primarily in short term, prime quality, domestic debt
                                          obligations.
                                      [ ] THE TAX EXEMPT MONEY MARKET PORTFOLIO will invest
                                      primarily in short term municipal debt obligations which are exempt from federal income tax.

    PRINCIPAL                         An investment in the Portfolios is not insured or guaranteed
    INVESTMENT RISKS                  by the Federal Deposit Insurance Corporation or any other
                                      government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is
                                      possible to lose money by investing in the Portfolios.
                                      [ ] THE U.S. TREASURY MONEY MARKET PORTFOLIO
                                          - Loss of state tax exemption if minimum levels of U.S.
                                      Treasury obligations are not maintained.
                                      [ ] THE DOMESTIC PRIME MONEY MARKET PORTFOLIO
                                          - The value of any fixed rate investments will generally
                                      decline when interest rates increase.
                                      [ ] THE TAX EXEMPT MONEY MARKET PORTFOLIO will not be exempt from federal income tax with respect to:
                                          - taxable obligations
                                          - municipal obligations that the IRS has successfully
                                          asserted are not tax exempt obligations

    WHO MAY                           Consider investing in the Portfolios if you:
    WANT TO INVEST?                   [ ] ARE SEEKING PRESERVATION OF CAPITAL
                                      [ ] HAVE A LOW RISK TOLERANCE
                                      [ ] ARE WILLING TO ACCEPT LOWER POTENTIAL RETURNS IN
                                      EXCHANGE FOR A HIGHER DEGREE OF SAFETY
                                      [ ] ARE INVESTING SHORT-TERM RESERVES

                                      These Portfolios will not be appropriate for anyone seeking high total returns.

   RISK/RETURN SUMMARY AND FUND EXPENSES


   RISK/RETURN SUMMARY OF THE MONEY MARKET PORTFOLIOS

   The charts and tables below show how the Money Market Portfolios have performed and provide some indication of the risks of investing in the Portfolios by showing how their performance has varied from year to year. The bar charts show changes in the Portfolios' yearly performance since inception to demonstrate how the Portfolios have performed at differing times. For current yield information on the Portfolios, call 1-800-GABELLI (1-800-422-3554). The Money Market Portfolios' yields appear in the Wall Street Journal each Thursday. Of course, past performance does not indicate how the Portfolios will perform in the future.
                                                YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31
   U.S. TREASURY MONEY MARKET PORTFOLIO
    Best
    quarter:  1(st)  1991  1.57%
    Worst
    quarter: 2(nd)  1993  0.62%
                                                             U.S. TREASURY GRAPH

   DOMESTIC PRIME MONEY MARKET PORTFOLIO
    Best
    quarter:  2(nd)  1989  2.37%
    Worst
    quarter: 2(nd)  1993  0.70%
                                                             U.S. TREASURY GRAPH

   TAX EXEMPT MONEY MARKET PORTFOLIO
    Best
    quarter:  2(nd)  1989  1.62%
    Worst
    quarter: 1(st)  1994  0.46%
                                                             U.S. TREASURY GRAPH

   RISK/RETURN SUMMARY AND FUND EXPENSES

                                                 FEES AND EXPENSES

                                                                                 U.S.   DOMESTIC      TAX
                                                                             TREASURY    PRIME     EXEMPT
                                                SHAREHOLDER FEES
                                                (FEES PAID DIRECTLY FROM
                                                YOUR INVESTMENT)(A)            None       None      None

                                                ANNUAL PORTFOLIO OPERATING
                                                EXPENSES (EXPENSES THAT
                                                ARE DEDUCTED FROM
                                                PORTFOLIO ASSETS)

                                                Management fees                .30%       .30%      .30%
                                                Distribution and service
                                                (12b-1) fees                   None       None      None
                                                Other expenses                 .27%       .23%      .22%
                                                Total annual Portfolio
                                                operating expenses             .57%       .53%      .52%

   As an investor in the
   Money Market Portfolios,
   you will pay the following
   fees and expenses when you
   buy and hold shares.
   Annual Fund operating
   expenses are paid out of
   Portfolio assets, and are
   reflected in the
   Portfolios' yields.

                                                  EXPENSE EXAMPLE

                                                                                      1      3      5     10
                                                                                   YEAR   YEARS  YEARS  YEARS
                                                U.S. TREASURY MONEY
                                                MARKET PORTFOLIO                   $58    $183   $318   $714

                                                DOMESTIC PRIME MONEY
                                                MARKET PORTFOLIO                   $54    $170   $296   $665

                                                TAX EXEMPT MONEY MARKET
                                                PORTFOLIO                          $53    $167   $291   $653

                                    (a) There are no sales charges for
                                        purchasing or redeeming fund shares nor
                                        fees to exchange to another fund.
   Use the example shown here to
   compare fees and expenses
   with those of other Funds. It
   illustrates the amount of
   fees and expenses you would
   pay, assuming the following:

   - $10,000 investment
   - 5% annual return
   - redemption at the end of
     each period
   - no changes in the
     Portfolios' operating
     expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs may be higher or lower.

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   U.S. TREASURY MONEY MARKET PORTFOLIO

   INVESTMENT OBJECTIVES AND POLICIES

   The U.S. Treasury Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. There can be no assurance that the Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

   The Portfolio attempts to accomplish these objectives by investing in U.S. Treasury obligations which have effective maturities of 397 days or less and repurchase agreements that are collateralized by U.S. Treasury obligations.

   The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES

   At least 65% of the Portfolio's total assets will consist of:

       United States Treasury    United States Treasury obligations are issued by the United
       Obligations               States Treasury and are backed by the full faith and credit of the United States. U.S. Treasury obligations include
                                 bills, notes and bonds, which principally differ only in
                                 their interest rates, maturities and times of issuance.
                                 Interest on U.S. Treasury obligations is specifically
                                 exempted from state and local income taxes under federal
                                 law. While shareholders in the U.S. Treasury Money Market
                                 Portfolio do not directly receive interest on U.S. Treasury obligations, the dividends from the Portfolio are derived
                                 primarily from such interest.

       Repurchase                The Portfolio may also invest in repurchase agreements which
       Agreements -- which       are collateralized by U.S. Treasury obligations. Interest
       are collateralized by     income derived from such repurchase agreements is not
       U.S. Treasury             considered to be income derived from U.S. Treasury
       obligations               obligations and is not exempt from state and local income
                                 taxes. The Portfolio may also engage in reverse repurchase agreements.

   RISK FACTORS

   Some states require that, in order for the tax exempt character of the Portfolio's interest from U.S. Treasury obligations to pass through to shareholders, the Portfolio must maintain specified minimum levels of U.S. Treasury obligation investments. If a state's requirement is not met, then none of the Portfolio's interest income would be tax exempt in that state. While the Portfolio does not specifically limit the amount of repurchase agreements which the Portfolio can enter into (other than the requirement that 65% of the Portfolio's total assets be invested in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations), the Portfolio will endeavor to maintain the levels necessary to preserve the pass-through of the Portfolio's tax exempt interest income

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


   from U.S. Treasury obligations. These state requirements may change and investors should consult their own tax advisors regarding these state tax issues.

   Interest income on U.S. Treasury obligations is not exempt from federal income tax. In addition, capital gains, if any, realized by the Portfolio upon the sale of U.S. Treasury obligations is not exempt from federal taxes or, generally, from state and local taxes.

   DOMESTIC PRIME MONEY MARKET PORTFOLIO

   INVESTMENT OBJECTIVES AND POLICIES

   The Domestic Prime Money Market Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1 per share. There can be no assurance that the Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

   The Portfolio attempts to accomplish these objectives by investing exclusively in prime quality, U.S. dollar denominated obligations of domestic issuers which have effective maturities of 397 days or less.

   The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES

   The Domestic Prime Money Market Portfolio will invest primarily in the following obligations:

       United States             Obligations issued or guaranteed by the United States
       Government Obligations    Government or by its agencies or instrumentalities. These
                                 obligations are backed by the full faith and credit of the
                                 United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S.
                                 Treasury.

       Bank Obligations          Certificates of deposit, bankers' acceptances and other
                                 obligations issued or guaranteed by the 50 largest banks in the United States. For this purpose, banks are ranked by
                                 total deposits as shown by their most recent annual
                                 financial statements.

       Commercial Paper and      Commercial paper and other short term domestic corporate
       other Short Term          obligations, including corporate bonds, variable amount
       Corporate Obligations     master demand notes and participations in corporate loans, with maturities of 397 days or less.

   For further description of these obligations, including the liquidity of participations in corporate loans, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   RISK FACTORS

   The Portfolio will only purchase high quality domestic money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are "First Tier Eligible Securities" at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. Because interest rates on fixed rate investments fluctuate in response to economic factors, rates on the Portfolio's investment may vary, rising or falling with interest rates generally. The value of the Portfolio's securities varies inversely with short-term interest rates, the amount of outstanding debt and other factors. This means that the value of the Portfolio's investments generally increases as short-term interest rates fall and decreases as short-term interest rates rise. For a detailed discussion of the quality requirements applicable to certificates of deposit, bankers' acceptances and other bank obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

   TAX EXEMPT MONEY MARKET PORTFOLIO

   INVESTMENT OBJECTIVES AND POLICIES

   The Tax Exempt Money Market Portfolio's investment objectives are to maximize current income that is exempt from federal income tax and to maintain liquidity and a stable net asset value of $1 per share. There can be no assurance that the Tax Exempt Money Market Portfolio can achieve these objectives or that it will be able to maintain a stable net asset value of $1 per share.

   The Portfolio attempts to accomplish these objectives by investing in high quality municipal securities which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax and which have effective maturities of 397 days or less. Interest on these securities may be subject to state and local taxes.

   The investment objectives stated above are fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolio.

   PRINCIPAL INVESTMENT STRATEGIES

   The Tax Exempt Money Market Portfolio intends to invest all of its assets in tax exempt obligations and in no event shall invest less than 80% of its total assets in such obligations; however, it reserves the right to invest up to 20% of its total assets in taxable obligations (including securities the interest income on which may be subject to alternative minimum tax). Such tax exempt obligations consist of the following:

       Municipal Bonds           Bonds issued by or on behalf of states, territories and
                                 possessions of the United States and the District of
                                 Columbia and their political subdivisions, agencies,
                                 authorities and instrumentalities. The Portfolio may invest more than 25% of its assets in industrial revenue bonds, but may not invest more than 25% of its assets in industrial
                                 revenue bonds of projects of similar type or in the same
                                 state.

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


       Municipal Notes           Municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as
                                 municipal commercial paper and variable rate demand notes.
                                 The interest rate on variable rate demand notes is
                                 adjustable at periodic intervals of 397 days or less as
                                 specified in the notes. There is no specific percentage
                                 limitation on these investments.

       Municipal Leases          Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are
                                 issued by state and local governments and authorities to
                                 acquire a wide variety of equipment and facilities.
                                 Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. These types of municipal leases may be considered illiquid and
                                 subject to the 10% limitation of investment in illiquid
                                 securities set forth under "Investment Restrictions" in the
                                 Statement of Additional Information.

   For further description of these obligations, see "Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

   RISK FACTORS

   The Portfolio will only purchase high quality tax exempt money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risks and that are "Eligible Securities" at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. Interest income of the Portfolio will not be exempt from Federal income tax with respect to the following:

            - taxable obligations

            - municipal obligations that the IRS has successfully asserted are not tax exempt obligations

   Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of municipal and public authority debt obligations to meet their payment obligations. Special factors may negatively affect the value of municipal securities, and, as a result, the Portfolio's share price. These factors include political or legislative changes, uncertainties relating to the tax status of the securities or the rights of investors in the securities. For a detailed discussion of the quality requirements applicable to municipal bonds, municipal notes, municipal leases and other municipal obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

   RISK FACTORS (ALL PORTFOLIOS)

   YEAR 2000. Like other funds and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Advisor, the Fund's other service providers and companies in which the Fund invests do not properly process and calculate date-related information for the year

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

   2000 and beyond. The Fund has been informed that the Advisor and the Fund's other service providers are taking steps to minimize the risk associated with the Year 2000 problem, including inventorying of software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems and retesting for Year 2000 readiness and obtaining assurances from their vendors and suppliers in the same manner. Non-compliant Year 2000 systems upon which the Fund is dependent may result in errors and account maintenance failures. The Fund has no reason to believe that (1) the Year 2000 plans of the Fund's key service providers for services critical to the Fund's operations will not be completed by December 31, 1999, and (2) the costs currently associated with the implementation of their plans will have material adverse impact on the business, operations or financial condition of the Fund or its service providers.

   Since the ultimate costs or consequences of incomplete or untimely resolution of the Year 2000 problem are unknown to the Fund at this time, there may be costs or consequences having a material adverse impact on the Fund's key service providers, your account records and/or the operations or investments of the Fund. The Fund and the Advisor will continue to monitor developments relating to this issue, including the development of contingency plans for providing back-up computer services in the event of a systems failure.

   FUND MANAGEMENT

   THE INVESTMENT ADVISOR

   Gabelli Fixed Income LLC, (the "Advisor"), One Corporate Center, Rye, NY 10580 is a Delaware limited liability company organized in 1997 and is the successor company to Gabelli-O'Connor Fixed Income Mutual Funds Management Co. formed in 1987. As of December 31, 1998, Gabelli Fixed Income LLC manages more than $1.4 billion in assets. Through its portfolio management team, Gabelli Fixed Income LLC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Portfolios' investment programs.

   For these advisory services, the Advisor was paid a fee of .30% of average net assets during the fiscal year ended October 31, 1998. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of Portfolio shares.

   THE DISTRIBUTOR

   Gabelli Fixed Income Distributors, Inc. is the Fund's distributor. Its address is One Corporate Center, Rye, NY 10580.

   The Statement of Additional Information has more detailed information about the Advisor and other service providers.

   SHAREHOLDER INFORMATION


   MINIMUM INVESTMENTS

   You may purchase Funds
   through the Distributor or
   participating
   organizations, which may
   charge additional fees and
   may require higher or lower
   minimum investments or
   impose other limitations on
   buying and selling shares.

                                                            MINIMUM INITIAL       MINIMUM SUBSEQUENT
                                                              INVESTMENT              INVESTMENT
                                                                $3,000                    $0

                                        All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted. Your purchase of shares will be effective on the same business day if the Portfolio's transfer agent receives your order by 12 noon, eastern time, and receives your form of payment by 4:00 p.m., eastern time. Otherwise, your purchase will be effective on the next business day.

                                        A Fund may waive its minimum purchase
                                        requirement and the Distributor may
                                        reject a purchase order if it considers
                                        it in the best interest of the Fund and
                                        its shareholders.

   PURCHASING SHARES

   All investments made by regular mail or personal delivery, whether initial or subsequent, should be sent to:

   BY REGULAR MAIL

   Gabelli Funds
   PO Box 8308
   Boston, MA 02266-8308

   BY OVERNIGHT DELIVERY

   Gabelli Funds
   c/o BFDS
   66 Brooks Drive
   Braintree, MA 02184

   For Initial Investment:

   1. Carefully read and complete the application.

   2. Make check, bank draft or money order payable to "The Treasurer's Fund, Inc."

   3. Mail or deliver application and payment to the address above.

   For Subsequent Investments:

   1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
      - Portfolio
      - Amount invested
      - Account name and number

   2. Make check, bank draft or money order payable to "The Treasurer's Fund, Inc."

   3. Mail or deliver investment slip and payment to the address above.

   SHAREHOLDER INFORMATION

   BY WIRE TRANSFER

   For Initial Investment:

   Call 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Promptly mail the completed application to the address shown above for mail purchases; and

   For All Investments:
   Instruct your bank to wire transfer your investment to:

   State Street Bank and Trust Company
   225 Franklin Street, Boston, MA 02110
   Routing Number: ABA #011-0000-28
   Re: The Treasurer's Fund, Inc.
   REF DDA# 99046187
   A/C#
   ---------------------------
   Your name

   NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise.
   SELLING SHARES

   As a mutual fund
   shareholder, you are
   technically selling shares
   when you request a
   withdrawal in cash. This
   is also known as redeeming
   shares or a redemption of
   shares.
                                   WITHDRAWING MONEY FROM YOUR INVESTMENT

                                   You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. See section on "General Policies on Selling Shares" below.

   GENERAL POLICIES ON SELLING SHARES

   BY BANK WIRE VIA TELEPHONE

     1. Call 1-800-GABELLI (1-800-422-3554) with your account number and the amount of the redemption.
     2. If you are unable to reach the Fund by telephone, you may telecopy your redemption request to the Fund at 914-921-5118.

   NOTE: If you call by 12 noon, eastern time, your payment will normally be wired to your bank on the same business day. If you call after that time, your payment will be wired to your bank on the next business day.

   BY BANK WIRE VIA MAIL

   Submit a redemption request to the Fund. To obtain a redemption request form, call 1-800-422-3554.

   BY CHECK WRITING

   You may write checks to make payments to any person or business on your account. To obtain checks, complete the check writing section of the Account Application or contact the Fund to obtain a signature

   SHAREHOLDER INFORMATION

   card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You must maintain the minimum required account balance of $3,000 per Portfolio and you may not close your account by writing a check.

   SIGNATURE GUARANTEES

   Signature guarantees are required on redemption requests for the following:
     - The check is not being mailed to the address on your account
     - The check is not being made payable to the owner of the account
     - The redemption proceeds are being transferred to another person's Portfolio account.

   A signature guarantee can be obtained from most banks and securities dealers. Notarized signatures are not considered a signature guarantee.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. If appropriate precautions have not been taken, the Fund may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT

   When you have made an investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check or federal funds wire.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $3,000, the Fund may ask you to increase your balance. If it is still below $3,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the account.

   SHAREHOLDER INFORMATION

   EXCHANGING SHARES
   You can exchange your
   shares in one Portfolio for
   shares of another Portfolio
   of the Fund or other mutual
   funds managed by Gabelli
   Funds or its affiliates.

   You must meet the minimum
   investment requirements for
   the Portfolio into which
   you are exchanging.
   Exchanges from one Fund to
   another are taxable.
                                          INSTRUCTIONS FOR EXCHANGING SHARES

                                          Exchanges may be made by sending a
                                          written request to Gabelli Funds, PO
                                          Box 8308, Boston, MA 02266-8308 or by
                                          calling 1-800-GABELLI
                                          (1-800-422-3554).

                                          Please provide the following
                                          information:
                                            - Your name and telephone number
                                            - The exact name on your account and
                                              account number
                                            - Taxpayer identification number
                                              (usually your Social Security
                                              number)
                                            - Dollar value or number of shares
                                              to be exchanged
                                            - The names of the Portfolios
                                              from/into which the exchange is to
                                              be made

                                          See "Selling Shares" for important
                                          information about telephone
                                          transactions.

   PRICING OF FUND SHARES

   HOW NAV IS CALCULATED

   The NAV is calculated each
   business day by adding the
   total value of the
   Portfolio's investments and
   other assets, subtracting
   its liabilities and then
   dividing that figure by the
   number of outstanding
   shares of the Portfolio:
              NAV =
   Total Assets - Liabilities
   --------------------------
        Number of Shares
           Outstanding
   ---------------------------

                                          The Portfolios' net asset value, or
                                          NAV, is expected to be constant at
                                          $1.00 per share, although this value
                                          is not guaranteed. The NAV is
                                          determined at 12 noon, eastern time,
                                          on days the New York Stock Exchange is
                                          open. The Portfolios value their
                                          securities at their amortized cost.
                                          This method involves valuing an
                                          instrument at its cost and thereafter
                                          applying a constant amortization to
                                          maturity of any discount or premium,
                                          regardless of the impact of
                                          fluctuating interest rates on the
                                          market value of the instrument.

   DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income a Portfolio receives in the form of interest is paid out, less expenses, to its shareholders. Each Portfolio declares dividends from net investment income on every business day. Dividends on the Portfolios are paid monthly. Capital gains for the Portfolios are distributed at least annually.

   SHAREHOLDER INFORMATION

   Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

   The Portfolios expect that their dividends will primarily consist of net investment income or, if any, short-term capital gains as opposed to long-term capital gains.

   With respect to the U.S. Treasury and Domestic Prime Money Market Portfolios, dividends (including distributions from net investment income and short-term capital gains) are taxable as ordinary income. With respect to the Tax Exempt Money Market Portfolio, distributions of tax exempt income are not subject to regular federal income tax, but may be subject to the alternative minimum tax, and distributions of interest on taxable obligations, as well as any net short-term capital gains, are taxable as ordinary income. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Dividends are taken into account for tax purposes in the year in which they are declared, even if they appear on your account statement the following year. You will be notified in January each year about the federal tax status of distributions made by the Portfolios. With respect to the U.S. Treasury Money Market Portfolio, distributions of interest on U.S. government obligations may be exempt from state and local taxes.
   -----------------------------------------------------------------------------
   TAX IDENTIFICATION NUMBER

   The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions proceeds paid to shareholders who have not provided the Fund with their Taxpayer Identification Number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
   -----------------------------------------------------------------------------

   Foreign shareholders may be subject to special withholding requirements. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

   DISTRIBUTION ARRANGEMENTS
   The Fund has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for each Portfolio of the Fund. The Rule provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. There are no fees or expenses chargeable to the Fund under the Plans and the Fund's Board of Directors has adopted the Plans in case certain expenses of the Fund might be considered to constitute indirect payment by the Fund of distribution expenses. If a payment of advisory fees by the Fund to the Advisor should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plans.

   The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Fund's shares. The Advisor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Advisor for any fiscal year under the Advisory Agreement in effect for the year.

   FINANCIAL HIGHLIGHTS

   The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose unqualified report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

                       U.S. TREASURY MONEY MARKET PORTFOLIO
            SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                   YEAR ENDED OCTOBER 31,
                                                        1998      1997      1996      1995       1994
       OPERATING PERFORMANCE:
         Net asset value, beginning of period         $   1.00   $  1.00   $  1.00   $  1.00   $   1.00
                                                      --------   -------   -------   -------   --------
         Net investment income                           0.048     0.047     0.047     0.051      0.033
         Net realized and unrealized gain on
           investments                                   0.001     0.001        --        --         --
                                                      --------   -------   -------   -------   --------
         Total from investment operations                0.049     0.048     0.047     0.051      0.033
                                                      --------   -------   -------   -------   --------
       DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                          (0.048)   (0.047)   (0.047)   (0.051)    (0.033)
         Net realized gain on investments               (0.001)   (0.001)       --        --         --
                                                      --------   -------   -------   -------   --------
         Total distributions                            (0.049)   (0.048)   (0.047)   (0.051)    (0.033)
                                                      --------   -------   -------   -------   --------
         NET ASSET VALUE, END OF PERIOD               $   1.00   $  1.00   $  1.00   $  1.00   $   1.00
                                                      ========   =======   =======   =======   ========
         Total return +                                  5.03%     4.91%     4.83%     5.27%      3.31%
                                                      ========   =======   =======   =======   ========
       RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
         DATA:
         Net assets, end of period (in 000's)         $110,879   $85,204   $90,761   $94,834   $138,205
         Ratio of net investment income to average
           net assets                                    4.83%     4.74%     4.70%     5.10%      3.07%
         Ratio of operating expenses to average net
           assets                                        0.51%     0.61%(a)   0.63%(a)   0.56%(a)    0.49%

    + Total return represents aggregate total return of hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

   (a) Operating expense ratios after custodian fee credits on securities lending income for the years ended October 31, 1997, 1996 and 1995 were 0.60%, 0.60% and 0.54%, respectively.

   FINANCIAL HIGHLIGHTS

                         TAX EXEMPT MONEY MARKET PORTFOLIO
            SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                     YEAR ENDED OCTOBER 31,
                                                        1998       1997       1996       1995       1994
       OPERATING PERFORMANCE:
         Net asset value, beginning of period         $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                      --------   --------   --------   --------   --------
         Net investment income                           0.030      0.031      0.030      0.034(a)    0.022(a)
       DISTRIBUTION TO SHAREHOLDERS FROM:
         Net investment income                          (0.030)    (0.031)    (0.030)    (0.034)    (0.022)
         NET ASSET VALUE, END OF PERIOD               $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                      ========   ========   ========   ========   ========
         Total return+                                   3.08%      3.12%      3.04%      3.42%      2.21%
                                                      ========   ========   ========   ========   ========
       RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
         DATA:
         Net assets, end of period (in 000's)         $213,590   $192,834   $158,507   $140,826   $133,951
         Ratio of net investment income to average
           net assets                                    3.04%      3.07%      3.00%      3.35%      2.18%
         Ratio of operating expenses to average net
           assets(b)                                     0.50%      0.53%      0.54%      0.53%      0.54%

    + Total return represents aggregate total return of hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

   (a) Net investment income before fees waived by the administrator for the years ended October 31, 1995 and 1994 was $0.033 and $0.021 respectively.

   (b) Operating expense ratios after custodian fee credits on cash balances maintained with the custodian for the years ended October 31, 1998, 1997 and 1996 were 0.48%, 0.52% and 0.52%, respectively. The operating expense ratio after custodian fee credits on cash balances maintained with the custodian and fees waived by the administrator for the year ended October 31, 1994 was 0.53%.

   FINANCIAL HIGHLIGHTS

                       DOMESTIC PRIME MONEY MARKET PORTFOLIO
            SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                     YEAR ENDED OCTOBER 31,
                                                        1998       1997       1996       1995       1994
       OPERATING PERFORMANCE:
         Net asset value, beginning of period         $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                      --------   --------   --------   --------   --------
         Net investment income                           0.050      0.050      0.049(a)    0.054(a)    0.035(a)
         Net realized and unrealized gain (loss) on
           investments                                      --         --         --     (0.002)        --
                                                      --------   --------   --------   --------   --------
         Total from investment operations                0.050      0.050      0.049      0.052      0.035
                                                      --------   --------   --------   --------   --------
       DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                          (0.050)    (0.049)    (0.049)    (0.054)    (0.035)
         Net realized gain on investments                   --     (0.001)(b)       --       --         --
                                                      --------   --------   --------   --------   --------
         Total distributions                            (0.050)    (0.050)    (0.049)    (0.054)    (0.035)
                                                      --------   --------   --------   --------   --------
         Contributions from affiliate                       --         --         --      0.002(c)       --
                                                      --------   --------   --------   --------   --------
         NET ASSET VALUE, END OF PERIOD               $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                      ========   ========   ========   ========   ========
         Total return+                                   5.15%      5.19%      5.12%      5.50%      3.56%
                                                      ========   ========   ========   ========   ========
       RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
         DATA:
         Net assets, end of period (in 000's)         $357,850   $280,339   $236,812   $169,297   $143,744
         Ratio of net investment income to average
           net assets                                    5.03%      4.99%      4.93%      5.33%      3.49%
         Ratio of operating expenses to average net
           assets                                        0.54%      0.52%      0.54%(d)    0.53%(d)    0.53%(d)
         Ratio of interest expense to average net
           asset                                            --         --      0.01%      0.02%      0.13%

    + Total return represents aggregate total return of hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

   (a) Net Investment Income before fees waived by the administrator for the years ended October 31, 1996, 1995 and 1994 was $0.048, $0.053 and
       $0.034, respectively.

   (b) $0.001 of the capital gain distributed in the fiscal year 1997 pertain to fiscal year 1996 realized capital gains as dictated by IRS code section 855.

   (c) During the year ended October 31, 1995, the Portfolio realized losses on the sale of certain securities. Pursuant to an undertaking, losses in the amount of $262,913 were reimbursed to the Portfolio by the former Advisor.

   (d) Operating expense ratios after custodian fee credits on cash balances maintained with the custodian and fees waived by the administrator for the year end October 31, 1996 and 1995 were 0.52% and 0.50%, respectively. The operating expense ratio after fees waived by the administrator for the year ended October 31, 1994 was 0.53%.

                         GABELLI CASH MANAGEMENT SHARES
                            OF THE TREASURER'S FUND

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

   You can get free copies of Reports and SAI, prospectuses of other Funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                                 Gabelli Funds
                              One Corporate Center
                                 Rye, NY 10580
                            Telephone: 1-800-GABELLI
                                www.gabelli.com

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

- For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

- Free from the Commission's Website at http://www.sec.gov.

(Investment Company Act file no. 811-5347)